Exhibit 10.13

AMENDMENT No. 1, dated as of April 8, 2013 (this “Amendment”), to the Credit Agreement dated as of April 6, 2012, among THE CONTAINER STORE, INC., a Texas corporation (the “Borrower”), the Guarantors party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent, and the other parties thereto (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby.

WHEREAS, the Borrower desires to amend the Credit Agreement to, among other things, permit the Borrower to incur additional Indebtedness under the Term Facility and to pay the Special Distribution, in each case, on the terms set forth herein; and

WHEREAS, Section 11.01 of the Credit Agreement provides that the relevant Loan Parties and the Required Lenders may amend the Credit Agreement and the other Loan Documents for certain purposes;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.                                    Amendments.  The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as defined below), hereby amended as follows:

(a)                          Additional Definitions.  Section 1.01 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of April 8, 2013, by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

“Amendment No. 1 Effective Date” has the meaning specified in Amendment No. 1.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan

Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time such Loan Party’s obligations under the last paragraph of Section 10.01 become effective with respect to such related Swap Obligation.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Special Distribution” means payments in respect of: (i) the payment by the Borrower to Holdings, the proceeds of which will be used to redeem a portion of the Equity Interests of Holdings and/or to pay cash dividends or distributions to the holders of the Equity Interests of Holdings and/or (ii) special bonuses, dividend equivalents or other payments payable to officers, employees, consultants and directors who hold options or similar Equity Interests in Holdings; provided that (a) the aggregate amount of such payments does not exceed $90,000,000 and (b) such payments are made on or prior to the date that is thirty (30) calendar days after the Amendment No. 1 Effective Date.

“Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

(b)                          Amended Definitions.  The following definitions contained in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“FATCA” means Sections 1471 through 1474 of the Code as in effect on the date hereof (including, for the avoidance of doubt, any agreements between governmental authorities implementing such provisions) or any successor provision that is substantively comparable and not materially more onerous to comply with, and, in each case, any current or future regulations promulgated thereunder or official interpretations thereof.

“Lender” has the meaning specified in the introductory paragraph hereto and their respective successors and assigns as permitted hereunder,

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each of which is referred to herein as a “Lender”; as the context requires, the term “Lender” includes the Swing Line Lender.

“Obligations” means (a) all debts (including principal, interest, fees, costs, and expenses), liabilities, obligations, covenants, indemnities, and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit (including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral therefor), whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, and (b) any Other Liabilities, excluding, with respect to any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act and the regulations promulgated thereunder, Excluded Swap Obligations of such Guarantor.

(c)                           Amendment to Section 7.02(d) of the Credit Agreement.  Clause (d) of Section 7.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(d)                          Indebtedness of the Loan Parties under the Term Facility and any Permitted Refinancing Indebtedness in respect thereof (including Guarantees of any Guarantor in respect of such Indebtedness) not to exceed the sum of (i) $362,250,000 and (ii) provided that the Consolidated Leverage Ratio, on a Pro Forma Basis, for the Measurement Period most recently ended prior to the date of effectiveness of the incurrence of any incremental Indebtedness under the Term Facility is no greater than 4.00 to 1.00, up to an additional $50.0 million.

(d)                          Amendment to Section 7.02(j) of the Credit Agreement.  Clause (j) of Section 7.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(j)                             (i)  unsecured Indebtedness of any Loan Party with no scheduled payments of principal until the date that is 6 months after the Latest Maturity Date; provided that (A) on a Pro Forma Basis, the Consolidated Leverage Ratio (calculated to exclude the net cash proceeds from Indebtedness incurred pursuant to this Section 7.02(j)) for the Measurement Period most recently ended prior to the incurrence of such Indebtedness is no greater than 4.50 to 1.00 and (B) no Event of Default shall have occurred and be continuing at the time of and immediately after the incurrence

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of such Indebtedness and (ii) Permitted Refinancing Indebtedness in respect of Indebtedness permitted by subclause (i) above;

(e)                           Amendment to Section 7.06 of the Credit Agreement.  Section 7.06 of the Credit Agreement is hereby amended by (i) deleting the reference to “and” at the end of clause (i) thereof, (ii) inserting “and” at the end of clause (j) thereof, and (iii) adding a new clause (k) to such Section immediately following clause (j) thereof, which shall read in full as follows:

(k)                                 the Special Distribution;

(f)                            Amendment to Section 8.03 of the Credit Agreement.  Section 8.03 of the Credit Agreement is hereby amended by inserting the following at the end of the last paragraph thereof, which shall read in full as follows:

Notwithstanding the foregoing, amounts received from the Borrower or any Guarantor that is not a an “eligible contract participant” under the Commodity Exchange Act and the regulations promulgated thereunder shall not be applied to the Obligations that are Excluded Swap Obligations (it being understood, that in the event that any amount is applied to Obligations other than Excluded Swap Obligations as a result of this sentence, the Administrative Agent shall, to the extent permitted by law, make such adjustments as it determines are appropriate to distributions pursuant to clause Ninth above from amounts received from “eligible contract participants” under the Commodity Exchange Act and the regulations promulgated thereunder to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Obligations described in clause Ninth above by the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Obligations pursuant to clause Ninth above).

(g)                           Amendment to Section 10.01 of the Credit Agreement.  Section 10.01 of the Credit Agreement is hereby amended by inserting the following paragraph immediately following the end of the last paragraph thereof, which shall read in full as follows:

Each Qualified ECP Guarantor (including the Borrower) hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of each such Loan Party’s obligations (a) in respect of Swap Contracts to which it is a party and (b) under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.01 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.01, or otherwise under this Guaranty, as it relates to such other Loan Party, voidable under applicable law relating to fraudulent conveyance or fraudulent

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transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the termination of this Guaranty in accordance with Section 10.06 hereof. Each Qualified ECP Guarantor intends that this Section 10.01 constitute, and this Section 10.01 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 2.                                    Intercreditor Agreement Amendment.  Each Lender hereto consents to the Administrative Agent and Collateral Agent effecting an amendment to the Intercreditor Agreement in the form of Exhibit A hereto.

Section 3.                                    Representations and Warranties, No Default.  In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each of the Loan Parties represents and warrants to each Lender that:

(a)                          After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date; and

(b)                          At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4.                                    Effectiveness.  Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 1 Effective Date”) that the following conditions have been satisfied:

(i)                        Consents.  The Administrative Agent shall have received executed signature pages hereto from Lenders constituting the Required Lenders;

(ii)                         Amendment to Term Loan Credit Agreement and Intercreditor Agreement. The Administrative Agent shall have received copies of fully executed amendments to (x) the Intercreditor Agreement in the form of Exhibit A hereto and (y) the Term Loan Credit Agreement in the form of Exhibit B hereto and shall be satisfied that such amendments shall become effective on or prior to the Amendment No. 1 Effective Date.

(iii)                           Fees.  The Borrower shall have paid, to the extent invoiced prior to the Amendment No. 1 Effective Date, all reasonable out-of-pocket expenses of the Administrative Agent in connection with this Amendment and the transaction contemplated hereby (including the reasonable fees and expenses of Vinson & Elkins L.L.P., counsel to the Administrative Agent); and

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(iv)                         Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment No. 1 Effective Date certifying that (a) after giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date and (b) at the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(v)                       Amendment Agreement to Swedish Pledge Agreement.  The Administrative Agent shall have received duly executed counterparts from each party thereto of an Amendment Agreement with respect to the Swedish Pledge Agreement in form and substance reasonably satisfactory to the Administrative Agent.

Section 5.                                    Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission  shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6.                                    Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

Section 7.                                    Headings.  Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

Section 8.                                    Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and reaffirmed in all respects and shall continue in full force and effect.  Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents.  This Amendment shall constitute a Loan Document

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for purposes of the Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.  Each of the Loan Parties hereby (i) consents to this Amendment, (ii) confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby and (iii) agrees that all security interests granted by it pursuant to any Loan Document shall secure the Credit Agreement as amended by this Amendment.

Section 9.                                    Submission To Jurisdiction; Waivers.  Each of the parties hereto hereby irrevocably and unconditionally agrees that Section 11.14 of the Credit Agreement is incorporated herein mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

THE CONTAINER STORE, INC., as Borrower

By:	/s/ Jodi Taylor
Name:	Jodi Taylor
Title:	Chief Financial Officer

TCS HOLDINGS, INC.,
TCS GIFT CARD SERVICES, LLC,
TCS INSTALLATION SERVICES, LLC,
each as a Guarantor

By:	/s/ Jodi Taylor
Name:	Jodi Taylor
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 - THE CONTAINER STORE, INC.]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Collateral Agent, and
as Lender

By:	/s/ Andrew Ray
Name:	Andrew Ray
Title:	Authorized Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 - THE CONTAINER STORE, INC.]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Lender

By:	/s/ Peter Yelle
	Name:	Peter Yelle
	Title:	Relationship Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 - THE CONTAINER STORE, INC.]

ACKNOWLEDGED AND AGREED:

THE CONTAINER STORE, INC., as Borrower

By:	/s/ Jodi Taylor
Name:	Jodi Taylor
Title:	Chief Financial Officer

TCS HOLDINGS, INC.,
TCS GIFT CARD SERVICES, LLC,
TCS INSTALLATION SERVICES, LLC,
each as a Guarantor

By:	/s/ Jodi Taylor
Name:	Jodi Taylor
Title:	Chief Financial Officer

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT –

THE CONTAINER STORE, INC.

EXHIBIT A

Form of Intercreditor Agreement Amendment

(See attached.)

[INTENTIONALLY OMITTED]

EXHIBIT B

Term Loan Credit Agreement Amendment

(See attached.)

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